                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ Dave H. Williams
                             _______________________
                             Dave H. Williams


Dated:  September 30, 1996











00250122.AE5

                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ John D. Carifa
                                  _______________________
                                  John D. Carifa


Dated:  September 30, 1996











00250122.AE5

                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Sam Y. Cross
                                  ____________________
                                  Sam Y. Cross


Dated:  September 30, 1996











00250122.AE5

                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Charles H.P. Duell
                                  _______________________
                                  Charles H.P. Duell


Dated:  September 30, 1996











00250122.AE5

                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ William H. Foulk
                                  ______________________
                                  William H. Foulk


Dated:  September 30, 1996











00250122.AE5

                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ Elizabeth J. McCormack
                             ___________________________
                             Elizabeth J. McCormack


Dated:  September 30, 1996











00250122.AE5

                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ David K. Storrs
                                  ______________________
                                  David K. Storrs


Dated:  September 30, 1996











00250122.AE5

                                                 OTHER EXHIBIT


                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Capital

Reserves and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Shelby White
                                       ____________________
                                       Shelby White


Dated:  September 30, 1996












00250122.AE5